                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 1996 included in The Men's Wearhouse, Inc.'s Annual Report on Form 10-K for the fiscal year ended February 3, 1996.



DELOITTE & TOUCHE LLP


Houston, Texas
February 3, 1997